--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 14, 2001


                          Allied Waste Industries, Inc.
               (Exact name of registrant as specified in charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)


              0-19285                                   88-0228636
     (Commission File Number)               (IRS Employer Identification No.)


   15880 N. Greenway-Hayden Loop, Suite 100
              Scottsdale, Arizona                          85260
   (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (480) 627-2700

                                 Not Applicable
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Item 5.       Other Events

On May 14, 2001 Allied Waste Industries, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2001. The press release along with unaudited supplemental data is provided herein.

Contact:  Michael Burnett
           480-627-2785


                                                          FOR IMMEDIATE RELEASE


                ALLIED WASTE ANNOUNCES FIRST QUARTER 2001 RESULTS

Scottsdale, AZ - May 14, 2001 - Allied Waste Industries, Inc. (NYSE: AW) today announced financial results for the first quarter ended March 31, 2001. The Company highlighted the following first quarter information:

|X|  Adjusted EBITDA was $471.3 million, on revenues of $1.354 billion;

|X|  Adjusted cash EPS was $0.37;

|X|  Adjusted free cash flow was $119.1 million;

|X|  Debt was reduced by $124.0 million in the first quarter to $9.525 billion;

|X|  Adjusted EPS was $0.13.

For the first quarter ended March 31, 2001, EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted for acquisition related and non-recurring costs, was $471.3 million. Adjusted net income available to common shareholders was $25.9 million, or $0.13 per share, on revenues of $1.354 billion. The adjusted results for the first quarter ended March 31, 2001 exclude: the non-cash loss on the previously announced sale of operations in the Northeast, which decreased reported earnings per share by $0.26; the extraordinary loss resulting from the debt refinancing, which decreased reported earnings per share by $0.05; and acquisition related transition costs, which decreased reported earnings per share by $0.01 in the first quarter. Adjusted cash EPS (adjusted earnings per share plus after-tax goodwill amortization) was $0.37.

During the first quarter, total debt was reduced by $124 million to approximately $9.525 billion at March 31, 2001. Adjusted free cash flow was $119 million for the quarter ended March 31, 2001. Adjusted free cash flow is defined as adjusted EBITDA plus other non-cash expenses, less cash interest, cash taxes, closure, post-closure and environmental expenditures, capital expenditures (other than for acquisitions) and changes in working capital.

"We are pleased with the results for the first quarter of 2001, and we remain comfortable with our ability to achieve our previously communicated full-year 2001 goals," said Tom Van Weelden, Chairman and CEO of Allied Waste. "While commodity prices in our recycling business remain at depressed levels and challenging economic conditions persist in certain areas of the country, the core business continues to perform well as exhibited by the generation of $119 million of free cash flow and the repayment of $124 million of debt this quarter. Additionally, with the closing of the American Ref-Fuel transaction on April 30, 2001, we have completed the non-core asset divestiture program with total proceeds consistent with our initial goals."

Allied Waste will be hosting a conference call related to the first quarter earnings on Tuesday, May 15th at 10:00 am EST which will be broadcast live over the Internet on our website at www.alliedwaste.com. A playback of the call will be available on our site after the call. We have also filed supplemental data on Form 8-K that is accessible on our website or through the SEC EDGAR System.

Allied Waste Industries, Inc., a leading waste services company, provides collection, recycling and disposal services to residential, commercial and industrial customers in the United States. As of March 31, 2001, the Company operated 332 collection companies, 151 transfer stations, 165 active landfills and 71 recycling facilities in 39 states.

Safe Harbor for  Forward-Looking  Statements.
Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as the Company "believes," "anticipates," "expects" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are forward-looking statements.

Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Examples of such risks and uncertainties include, without limitation, the ability of Allied to continue its vertical integration business strategy in a successful manner; the ability of Allied to successfully pursue and continue a disciplined market development program, the ability of Allied to successfully integrate acquired operations, the ability of Allied to exit certain regional markets and certain non-strategic businesses, whether and when the recent transactions concluded or completed will be accretive to Allied's earnings, whether Allied will be successful in completing asset sales at a pace sufficient to achieve the Company's stated goal, the effects of commodity price fluctuations of materials processed by Allied and the effects of an economic downturn and its ability to price for economics.

Other factors which could materially affect such forward-looking statements can be found in the Company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in Management's Discussion and Analysis in Allied's Form 10-K for the year ended December 31, 2000. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.


                                                     ALLIED WASTE INDUSTRIES, INC.
                                               CONSOLIDATED STATEMENTS OF OPERATIONS
                                           (amounts in thousands, except per share data)
                                                            (unaudited)


                                         For the Three Months Ended                                 For the Three Months Ended
                                               March 31, 2001                                             March 31, 2000
                          ------------------------------------------------------  --------------------------------------------------
                                                                        % of                                                  % of
                           Reported     Adjustments(1)  As Adjusted    Revenue     Reported    Adjustments(1)  As Adjusted   Revenue
                          ------------  --------------  ------------- ----------  ------------ -------------- -------------- -------
Revenue.................. $ 1,353,838   $         --    $  1,353,838    100.0%    $ 1,378,294  $         --   $  1,378,294   100.0%
Cost of operations.......     780,064             --         780,064     57.6%        809,956            --        809,956    58.8%
Selling, general and
  administrative expenses     102,445             --         102,445      7.6%        106,155            --        106,155     7.7%
Depreciation and
  amortization...........     113,609             --         113,609      8.4%        111,597            --        111,597     8.1%
Goodwill amortization....      56,564             --          56,564      4.2%         54,014            --         54,014     3.9%
                          ------------  --------------  -------------             ------------ -------------- --------------
  Operating income before
   acquisition related
   and unusual costs.....     301,156             --         301,156     22.2%        296,572            --        296,572    21.5%
Acquisition related and
  unusual costs..........       5,498         (5,498)             --                   36,049       (36,049)            --
Non-cash loss on asset
sale (2) ................     107,011       (107,011)             --                       --            --             --
                          ------------  --------------  -------------             ------------ -------------- --------------
  Operating income.......     188,647        112,509         301,156     22.2%        260,523        36,049        296,572    21.5%
Equity in earnings of
  unconsolidated
  subsidiaries...........      (9,105)            --          (9,105)    (0.7)%       (13,497)           --        (13,497)   (1.0)%
Interest expense, net....     216,745             --         216,745     16.0%        213,803            --        213,803    15.5%
                          ------------  --------------  -------------             ------------ -------------- --------------
  Net income (loss)
  before income taxes....     (18,993)       112,509          93,516      6.9%         60,217        36,049         96,266     7.0%
Income (loss) tax expense     (11,742)        60,065          48,323      3.6%         33,661        16,498         50,159     3.6%
Minority interest........       1,747             --           1,747      0.1%          1,591            --          1,591     0.1%
                          ------------  --------------  -------------             ------------ -------------- --------------
Net income(loss) before
  extraordinary loss.....      (8,998)        52,444          43,446      3.2%         24,965        19,551         44,516     3.2%
Extraordinary loss, net
  of income tax benefit(3)      9,453         (9,453)             --                    6,484        (6,484)            --
                          ------------  --------------  -------------             ------------ -------------- --------------
  Net income (loss)......     (18,451)        61,897          43,446      3.2%         18,481        26,035         44,516     3.2%
Preferred dividends......      17,570             --          17,570      1.3%         16,610            --         16,610     1.2%
                          ------------  --------------  -------------             ------------ -------------- --------------
  Net income (loss) to
  common shareholders.... $   (36,021)   $    61,897    $     25,876      1.9%    $     1,871  $     26,035   $     27,906     2.0%
                          ============  ==============  =============             ============ ============== ==============
Income (loss) per common
share.................... $     (0.19)                   $      0.13              $      0.01                 $       0.15
                          ============                  =============             ============                ==============
Cash income per common
  share(4)............... $      0.13                   $       0.37              $      0.30                 $       0.38
                          ============                  =============             ============                ==============
Weighted average
  common and common
  equivalent shares......     189,203                        194,864                  189,461                      189,461
                          ============                  =============             ============                ==============


------------------------------------------------------------------------------------------------------------------------------------

EBITDA                    $   358,820                   $    471,329     34.8%    $   426,134                 $    462,183    33.5%

------------------------------------------------------------------------------------------------------------------------------------

(1) Adjustments remove the effects of the acquisition related and unusual costs, the non-cash loss on asset sale and the extraordinary items.
(2) Reflects the previously announced $107.0 million non-cash loss on asset sales recorded during the first quarter of 2001.
(3) The extraordinary loss primarily reflects the write-off of deferred debt issuance costs in connection with the refinancing resulting from the $600 million bond offering in 2001 and the repayment of the Asset Sale Term Loan in 2000.
(4) Cash income per common share adjusts income per common share to remove the impact of tax effected goodwill amortization.

                          ALLIED WASTE INDUSTRIES, INC.
                               Summary Data Sheet
                          Statement of Cash Flows Data
                        (amounts in thousands, unaudited)

                                                                                       Three Months Ended
                                                                                         March 31, 2001
                                                                                      -----------------------
Operating activities --
  Net loss............................................................................ $         (18,451)
  Adjustments to reconcile net loss to cash provided by operating activities --
  Provisions for:
    Depreciation and amortization.....................................................           170,173
    Non-cash loss on asset sale ......................................................           107,011
    Undistributed earnings of equity investment in unconsolidated subsidiaries........            (9,105)
    Doubtful accounts.................................................................             2,426
    Accretion of debt and amortization of debt issuance costs.........................            10,329
    Deferred income tax benefit.......................................................           (38,105)
    Gain on sale of assets............................................................              (697)
    Non-cash extraordinary loss, net of income tax benefit............................             4,828
  Change in operating assets and liabilities, excluding the effects of purchase acquisitions --
    Accounts receivable, prepaid expenses, inventories and other......................            28,806
    Accounts payable, accrued liabilities, unearned income and other..................           (58,689)
    Acquisition related and non-recurring accruals....................................           (30,812)
  Closure and post-closure provision..................................................            16,954
  Closure and post-closure expenditures...............................................           (13,063)
  Environmental expenditures..........................................................           (17,511)
                                                                                       ----------------------
Cash provided by operating activities.................................................           154,094
                                                                                       ----------------------

Investing activities --
    Cost of acquisitions, net of cash acquired........................................           (33,263)
    Proceeds from divestitures, net of cash divested..................................            58,634
    Accruals for acquisition price and severance costs................................              (574)
    Capital expenditures, excluding acquisitions......................................           (62,328)
    Capitalized interest..............................................................           (12,714)
    Proceeds from sale of fixed assets................................................             5,986
    Change in deferred acquisition costs, notes receivable, and other.................            12,517
                                                                                       ----------------------
Cash used for investing activities....................................................           (31,742)
                                                                                       ----------------------

Financing activities --
    Net proceeds from sale of common stock and exercise of stock options..............             1,737
    Proceeds from long-term debt, net of issuance costs...............................           972,747
    Payments of long-term debt........................................................        (1,111,158)
                                                                                       ----------------------
Cash used for financing activities....................................................          (136,674)
                                                                                       ----------------------

Decrease in cash and cash equivalents.................................................           (14,322)
Cash and cash equivalents, beginning of period........................................           122,094
                                                                                       ----------------------
Cash and cash equivalents, end of period.............................................. $         107,772
                                                                                       ======================


                          ALLIED WASTE INDUSTRIES, INC.
                               Summary Data Sheet
                               Balance Sheet Data
                  (amounts in thousands, except per share data)
                                  (unaudited)

                                                                                      March 31, 2001
                                                                                   ----------------------
ASSETS
  Current assets --
  Cash and cash equivalents........................................................  $       107,772
  Accounts receivable, net of allowance of $32,150.................................          754,049
  Prepaid and other current assets.................................................          145,444
  Deferred income taxes, net.......................................................          210,493
                                                                                   ----------------------
    Total current assets...........................................................        1,217,758
  Property and equipment, net......................................................        3,826,429
  Goodwill, net....................................................................        8,562,053
  Other assets, net................................................................          642,429
                                                                                   ----------------------
    Total assets...................................................................  $    14,248,669
                                                                                   ======================

LIABILITIES AND STOCKHOLDERS' EQUITY
  Current liabilities --
  Current portion of long-term debt................................................  $        10,357
  Accounts payable.................................................................          381,908
  Accrued closure, post-closure and environmental costs............................          153,541
  Accrued interest.................................................................          174,287
  Other accrued liabilities........................................................          520,791
  Unearned revenue.................................................................          229,444
                                                                                   ----------------------
    Total current liabilities......................................................        1,470,328
  Long-term debt, less current portion.............................................        9,514,791
  Deferred income taxes............................................................          261,150
  Accrued closure, post-closure and environmental costs............................          876,236
  Other long-term obligations......................................................          445,011
  Commitments and contingencies
  Series A senior convertible preferred stock, 1,000 shares authorized, issued and
    outstanding, liquidation preference of $1,114 per share........................        1,113,613
  Stockholders' equity --
  Common stock.....................................................................            1,964
  Additional paid-in capital.......................................................        1,100,595
  Other comprehensive loss.........................................................          (71,667)
  Retained deficit.................................................................         (463,352)
                                                                                   ----------------------
    Total stockholders' equity.....................................................          567,540
                                                                                   ----------------------
    Total liabilities and stockholders' equity.....................................  $    14,248,669
                                                                                   ======================

  Days Sales Outstanding:..........................................................          48 days
                                                                                   ======================




                                        ALLIED WASTE INDUSTRIES, INC.
                                             Summary Data Sheet
                        (amounts in thousands, except per share data and percentages)
                                                 (unaudited)


Statement of Operations Data:
                                                                  Three Months            Three Months
                                                                     Ended                   Ended
                                                                 March 31, 2001          March 31, 2000
                                                              ---------------------   ---------------------
Revenues --
  Gross revenue.......................................        $       1,633,984       $       1,641,888
  Less intercompany revenue...........................                 (280,146)               (263,594)
                                                              ---------------------   ---------------------
    Revenue...........................................        $       1,353,838       $       1,378,294
                                                              =====================   =====================

Revenue Mix (based on gross revenues) --
  Collection..........................................                    63.0%                   62.5%
  Disposal............................................                    29.7%                   27.5%
  Recycling...........................................                     3.9%                    6.5%
  Other...............................................                     3.4%                    3.5%
                                                              ---------------------   ---------------------
    Total.............................................                   100.0%                  100.0%
                                                              =====================   =====================

Internalization Based on Disposal Volumes.............                      68%                     62%
                                                              =====================   =====================

Landfill Volumes in Tons..............................                   16,157                  15,962
                                                              =====================   =====================

Internal Growth - Year over Year (excluding commodity):
Price.................................................                     3.6%
Volume................................................                    (2.2)%
                                                              ---------------------
       Total............................................                   1.4%                    4.7%
                                                              =====================   =====================

Internal Growth (year over year) unadjusted...........                    (2.1)%                   6.0%
                                                              =====================   =====================

Interest Expense --
  Interest expense, gross.............................        $         221,025       $         230,323
  Interest suspended for assets held for sale.........                       --                 (17,883)
  Interest income.....................................                   (1,895)                   (603)
  Capitalized interest for development projects.......                  (12,714)                (10,067)
  Accretion of debt and amortization of debt issuance
   costs..............................................                   10,329                  12,033
                                                              ---------------------   ---------------------
    Net interest expense..............................        $         216,745       $         213,803
                                                              =====================   =====================

Cash EPS --
           Adjusted income before taxes (including
           minority  interest)..........................                91,769                   94,675
Add:       Goodwill amortization........................                56,564                   54,014
                                                             ---------------------    ---------------------
           Income before goodwill amortization..........               148,333                  148,689
Less:      Income tax provision.........................                53,577                   54,591
                                                             ---------------------    ---------------------
           Adjusted net income for cash EPS.............     $          94,756        $          94,098
                                                             =====================    =====================

Weighted average common and common equivalent shares --

            Diluted(1)..................................                255,755                 246,550
                                                              ====================    =====================

            Cash EPS - Diluted..........................      $            0.37       $            0.38
                                                              ====================    =====================


(1) Includes the dilutive impact of the conversion of the Series A senior convertible preferred stock.



                                      ALLIED WASTE INDUSTRIES, INC.
                                           Summary Data Sheet
                                         (amounts in thousands)
                                               (unaudited)
                                                                Three Months            Three Months
                                                                   Ended                    Ended
                                                                 March 31,                March 31,
                                                                    2001                     2000
                                                            ---------------------    --------------------
Acquisitions --
  Annualized revenue acquired.............................  $          21,338        $         210,514
  Annualized revenue acquired (after intercompany
   eliminations)..........................................  $          21,338        $         196,903

Divestitures --
  Annualized revenue divested.............................  $         (74,955)       $        (424,166)
  Annualized revenue divested (after intercompany
   eliminations).........................................   $         (67,700)       $        (311,815)

Summary of Acquisition Related Charges --
  Transition costs........................................  $           5,498        $          25,434
  Net adjustments to BFI related accruals.................                 --                   10,615
                                                            ---------------------    --------------------
             Total reported acquisition related costs.....  $           5,498        $          36,049
                                                            =====================    ====================

Capital Expenditures --
  Fixed asset purchases...................................  $          44,355        $          64,969
  Cell development........................................             17,973                   24,506
                                                            ---------------------    --------------------
             Total........................................  $          62,328        $          89,475
                                                            =====================    ====================


                                                 ALLIED WASTE INDUSTRIES, INC.
                                                      Summary Data Sheet
                                          (amounts in thousands, except percentages)
                                                          (unaudited)
                                                                                          For the Three Months Ended
                                                                                                March 31, 2001
                                                                                -----------------------------------------------
                                                                                      Reported                As Adjusted
                                                                                ---------------------    ----------------------
Free Cash Flow:
            EBITDA.........................................................     $         358,820        $         471,329
            Other non-cash items:
               Closure and post-closure provision..........................                16,954                   16,954
               Doubtful accounts...........................................                 2,426                    2,426
               Gain on sale of assets......................................                  (697)                    (697)
               Non-cash loss on asset sale.................................               107,011                       --

Less:       Cash interest..................................................              (216,905)                (216,905)
            Cash taxes.....................................................                (7,426)                  (3,560)
            Closure, post-closure and environmental expenditures...........               (30,574)                 (30,574)
            Capital expenditures, excluding acquisitions...................               (62,328)                 (62,328)
            Acquisition related and non-recurring expenditures.............               (30,812)                      --
            Accruals for acquisition price and severance costs.............                  (574)                      --
            Changes in working capital.....................................               (29,883)                 (29,883)
            Remove change in accrued interest from working capital.........                (8,333)                  (8,333)
            Remove change in accrued taxes from working capital............               (19,369)                 (19,369)
                                                                                ---------------------    ----------------------
               Free cash flow before market development....................     $          78,310        $         119,060
                                                                                =====================    ======================

                                                                                                           From December 31
                                                                                                                through
                                                                                                               March 31,
                                                                                                                 2001
                                                                                                         ----------------------
Rollforward of Debt Balance:
            Debt balance at December 31, 2000.......................................................     $       9,649,121
            Free cash flow before market development................................................               (78,310)
            Divestitures and market development, net................................................               (43,874)
            Bond issuance costs.....................................................................                11,253
            Decrease in cash........................................................................               (14,322)
            Accretion and other adjustments.........................................................                 1,280
                                                                                                         ----------------------
            Debt balance at March 31, 2001..........................................................     $       9,525,148
                                                                                                         ======================

                                                                                                             At March 31,
                                                                                                                 2001
                                                                                                         ----------------------
Capital Structure:
            Long-term debt (including current portion)..............................................     $       9,525,148
            Equity (including series A senior convertible preferred stock)..........................             1,681,153
                                                                                                         ----------------------
            Debt to total capitalization............................................................                  85.0%
                                                                                                         ======================


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                     ALLIED WASTE INDUSTRIES, INC.


                                     By:   /s/THOMAS W. RYAN
                                        ----------------------
                                            Thomas W. Ryan
                            Executive Vice President & Chief Financial Officer



Date:  May 14, 2001